                                                                   EXHIBIT 10.21

                   SUPPLEMENT NO. 1 TO STOCKHOLDERS AGREEMENT

          The undersigned have entered into a Stock Purchase Agreement dated the date hereof to purchase an aggregate of _____ shares (the "Shares") of Series B Preferred Stock, par value $.15 per share, of E*TRADE GROUP, INC., a California corporation (the "Company") from the Company;

          To the extent hereinafter provided, the Shares are subject to that certain Stockholders Agreement dated September 28, 1995 (the "Agreement"), among the Company, General Atlantic Partners II, L.P., GAP Coinvestment Partners, L.P., and certain other stockholders named therein;

          The undersigned has been given a copy of the Agreement and afforded ample opportunity to read it, and the undersigned is thoroughly familiar with its terms;

          The undersigned wishes to purchase the Shares and to become subject to the Agreement, and the stockholders of the Company wish to supplement the Agreement to include the undersigned therein to the extent provided hereinafter, and to have the Company sell such Shares;

          NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

          1. The undersigned hereby acknowledges and agrees that (i) such party has been given a copy of the Agreement and ample opportunity to read it and is thoroughly familiar with its terms, and (ii) the Shares to be acquired by such party will be subject to the terms and conditions set forth in the Agreement.

          2. Notwithstanding anything to the contrary in the Agreement, it is agreed that Richard S. Braddock and the undersigned members of the Cotsakos Group shall have Incidental or "Piggyback" Registration rights pursuant to
Section 7.2 of the Agreement in the same manner as the Major Shareholders (as defined in the Agreement) and shall be deemed to be Incidental Shareholders for purposes of Sections 7.2, 7.3 and 7.4 of the Agreement. For all other sections of the Agreement, Richard S. Braddock and the Cotsakos Group shall be deemed to be Other Shareholders (as defined in the Agreement) and to have all rights and obligations of Other Shareholders under the Agreement as if they were initial signatories thereto.

          3. This Supplement No. 1 shall be governed and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflicts of law thereof, except for those provisions of this agreement that by the laws of the State of Delaware are governed by the laws of such state.

          4. This Supplement No. 1 shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Supplement No. 1.

          5. This Supplement No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Supplement No. 1 as of the 10th day of April, 1996.


                         GENERAL ATLANTIC PARTNERS II, L.P.

                         By:  GENERAL ATLANTIC PARTNERS, LLC
                              Its General Partner


                            By: _____________________________
                            Name: Stephen P. Reynolds
                            Title: A Managing Member


                         GAP COINVESTMENT PARTNERS, L.P.


                            By: _____________________________
                            Name: Stephen P. Reynolds
                            Title: A General Partner


                            _____________________________
                            Richard S. Braddock

                         CHRISTOS M. COTSAKOS, AS CUSTODIAN FOR SUZANNE R. COTSAKOS UNDER THE CALIFORNIA UNIFORM TRANSFER TO MINORS ACT

                            By: _____________________________
                            Christos M. Cotsakos as custodian
                            for Suzanne R. Cotsakos



                         CHRISTOS M. COTSAKOS AND HANNAH B. COTSAKOS, AS TRUSTEES FOR THE BENEFIT OF THE COTSAKOS REVOCABLE TRUST UNDER AGREEMENT DATED SEPTEMBER 3, l987


                            By: _____________________________
                            Hannah B. Cotsakos,
                            as Co-Trustee


                            By: _____________________________
                            Christos M. Cotsakos,
                            as Co-Trustee



                         CHRISTOS M. COTSAKOS,
                         SMITH BARNEY INC.,
                         ROLLOVER CUSTODIAN
                         IRA ACCT #60264445-l0-254


                            By: _____________________________
                            Christos M. Cotsakos

Approved and agreed to by the
Stockholders of the Company holding
in excess of 50% of the outstanding
shares of the Company:


________________________________
William A. Porter


________________________________
Bernard A. Newcomb

GENERAL ATLANTIC PARTNERS II, L.P.

By: GENERAL ATLANTIC PARTNERS, LLC
    Its General Partner


By: _____________________________________
    Name:
    Title: A Managing Member


GAP COINVESTMENT, L.P.


By: _____________________________________
    Name:
    Title: A General Partner

Acknowledged:

E*TRADE GROUP, INC.


By: _____________________________________
    Name:
    Title: